SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)  April 24, 2002


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000




Total number of pages is 8
Index to Exhibit is on Page 2.



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ITEM 5.  Other Events.

On April 24, 2002, the registrant, FirstFed Financial Corp., issued a press release. A copy of this press release is attached and incorporated herein as
Exhibit 99.

Item 99. Press release dated April 24, 2002.



                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: April 24, 2002           By: /S/ Babette E. Heimbuch
                                        Babette E. Heimbuch
                                        President and Chief Executive Officer

Contact: Douglas Goddard, Executive Vice President
      (310) 319-6014

     FIRSTFED REPORTS RESULTS FOR THE FIRST QUARTER OF 2002

      Santa Monica, California, April 24, 2002 --FirstFed Financial Corp. (NYSE-FED), parent company of First Federal Bank of California, today announced net earnings of $12.4 million or $0.70 cents per diluted share of common stock for the first quarter of 2002, compared to net earnings of $12.9 million or $0.73 per diluted share for the fourth quarter of 2001. Results for the first quarter of 2002 were approximately the same as results for the first quarter of 2001.

      First quarter earnings decreased from the fourth quarter of 2001 due the impact of falling interest rates on the Bank's interest rate spreads. The interest rate spread decreased to 2.72% for the first quarter of 2002 from 2.82% for the fourth quarter of 2001 because the yield on the Bank's loan portfolio dropped due to declines in the Federal Home Loan Bank Eleventh District Cost of Funds Index ("COFI Index"). Nearly 70% of the Bank's portfolio is adjustable based on changes in the COFI
Index. Additionally, average interest-earning assets decreased from $4.5 billion for the fourth quarter of 2001 to $4.4 billion for the first quarter of 2002 due to record high levels of loan payoffs, which offset $299.8 million of loan originations.

      First quarter net earnings also included the impact of the loans and four retail branches acquired in November of 2001. The additional net interest income and operating expense were fully included in the Bank's operations during the first quarter of 2002 but only impacted one month of the fourth quarter of 2001. In addition, first quarter results included higher advertising costs and legal expenses compared to the fourth quarter.

      Net   earnings   for  the  first   quarter   of  2002  were
approximately the same as the first quarter of last year because the additional operating costs of the new branches were offset by a 6% increase in net interest income due to an improved interest rate spread to 2.72% from 2.59% and growth in average interest-earning assets from $4.3 billion to $4.4 billion.

      The Company's general valuation allowance was $73.1 million or 1.73% of loans and real estate owned as of March 31, 2002, compared to $73.3 million or 1.70% as of December 31, 2001 and $71.0 million or 1.71% at March 31, 2001.
Non-performing assets were 0.16% of total assets as of March 31, 2002 compared to 0.17% as of December 31, 2001 and 0.27% as of March 31, 2001.

      The Company did not record a provision for loan losses during the first quarter of 2002 or any quarter during 2001. Loan charge-offs, net of recoveries, totaled $196 thousand during the first quarter of 2002 compared to net loan loss recoveries of $288 thousand during the fourth quarter of 2001 and net loan charge-offs of $65 thousand during the first quarter of 2001.

      At March  31,  2002,  First  Federal  Bank met the  capital
requirements  necessary  to  be  deemed   "well-capitalized"  for
regulatory capital purposes. It has 29 full-service retail banking offices and 4 retail loan offices.

                     KEY FINANCIAL RESULTS FOLLOW

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


                     FIRSTFED FINANCIAL CORP.
                         AND SUBSIDIARY
         CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
               (Dollars in thousands, except share data)
                           (Unaudited)

                                               March 31,       December
                                                  2002         31, 2001
                                               -----------   -------------
ASSETS

Cash and cash equivalents                   $    148,349  $      174,171
Investment securities, available-for-sale        104,068         110,444
(at  fair value)
Mortgage-backed securities,                      256,934         284,079
available-for-sale (at  fair value)
Loans receivable, held-for-sale (fair              4,469           5,246
value of $4,469 and $5,246)
Loans receivable, net                          3,902,667       3,999,643
Accrued interest and dividends receivable         20,623          22,076
Real estate                                        1,005           1,515
Office properties and equipment, net              10,651          10,822
Investment in Federal Home Loan Bank              92,738          91,713
(FHLB) stock, at cost
Other assets                                      24,951          26,580
                                               -----------   -------------
                                            $  4,566,455  $    4,726,289
                                               ===========   =============

LIABILITIES
Deposits                                    $  2,582,043  $    2,546,647
FHLB advances                                  1,467,000       1,597,000
Securities sold under agreements to              127,695         211,040
repurchase
Accrued expenses and other liabilities            52,380          45,924
                                               -----------   -------------
                                               4,229,118       4,400,611
                                               -----------   -------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value $.01 per share;
  authorized 100,000,000 shares; issued
  23,370,167
  and 23,362,196 shares,  outstanding
  17,259,271 and
  17,251,300 shares                                  234             234
Additional paid-in capital                        34,748          34,670
Retained earnings - substantially                376,082         363,713
restricted
Treasury stock, at cost, 6,110,896 shares        (75,930)        (75,930)
Accumulated other comprehensive gain, net          2,203           2,991
of taxes
                                               -----------   -------------
                                                 337,337         325,678
                                               -----------   -------------
                                            $  4,566,455  $    4,726,289
                                               ===========   =============


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


                    FIRSTFED FINANCIAL CORP.
                         AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE EARNINGS
          (Dollars in thousands, except per share data)
                           (Unaudited)

                                            Three months ended March 31,
                                                  2002           2001
                                              ------------   ------------
  Interest income:
     Interest on loans                     $      65,150  $      77,980
     Interest on mortgage-backed securities        2,970          5,959
     Interest and dividends on investments         2,844          4,078
                                              ------------   ------------
       Total interest income                      70,964         88,017
                                              ------------   ------------
  Interest expense:
     Interest on deposits                         17,359         26,616
     Interest on borrowings                       19,428         29,249
                                              ------------   ------------
       Total interest expense                     36,787         55,865
                                              ------------   ------------

  Net interest income                             34,177         32,152
  Provision for loan losses                            -              -
                                              ------------   ------------
  Net interest income after provision
   for loan losses                                34,177         32,152
                                              ------------   ------------
  Other income:
     Loan servicing and other fees                   864            851
     Gain (loss) on sale of loans                    186            102
     Real estate operations, net                     161             42
     Other operating income                        1,301          1,012
                                              ------------   ------------
       Total other income                          2,512          2,007
                                              ------------   ------------
  Non-interest expense:
     Compensation                                  8,197          7,295
     Occupancy                                     2,051          1,881
     Amortization of core deposit intangible         501            372
     Other expenses                                4,562          2,985
                                              ------------   ------------
       Total non-interest expense                 15,311         12,533
                                              ------------   ------------

  Earnings before income taxes                    21,378         21,626
  Income tax provision                             9,009          9,253
                                              ------------   ------------
  Net earnings                             $      12,369  $      12,373
                                              ============   ============

  Other comprehensive earnings (loss),
   net of taxes                                     (788)         3,071
                                              ------------   ------------
  Comprehensive earnings                   $      11,581  $      15,444
                                              ============   ============
  Earnings per share:
     Basic                                 $        0.72  $        0.72
                                              ============   ============
     Diluted                               $        0.70  $        0.70
                                              ============   ============

  Weighted average shares outstanding:
     Basic                                      17,254,769   17,182,624
                                              ============   ============
     Diluted                                    17,608,147   17,626,521
                                              ============   ============



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



           KEY FINANCIAL RESULTS ARE HIGHLIGHTED BELOW


                                            Quarter ended March 31,

                                              2002           2001
                                           ------------     --------
                             (Dollars in thousands, except per share data)

End of period:
   Total assets                          $   4,566,455    $ 4,517,296
   Cash and securities                   $     252,417    $ 212,690
   Mortgage-backed securities            $     256,934    $ 362,643
   Loans                                 $   3,907,136    $ 3,791,291
   Core deposit intangible asset         $      10,806    $   8,931
   Deposits                              $   2,582,043    $ 2,291,287
   Borrowings                            $   1,594,695    $ 1,879,205
   Stockholders' equity                  $     337,337    $ 283,498
   Book value per share                  $       19.55    $   16.43
   Tangible book value per share         $       19.20    $   15.91
   Stock price (period-end)              $       26.15    $   28.00
   Total loan servicing portfolio        $   4,251,959    $ 4,393,104
   Loans serviced for others             $     242,252    $ 304,721
   % of Adjustable mortgages                     69.80 %      89.04 %

Other data:
   Employees (full-time equivalent)                503          451
   Branches                                         29           25
   Loan Offices                                      4            3

Asset quality:
   Real estate (foreclosed)              $         975    $   2,236
   Non-accrual loans                     $       6,419    $   9,866
   Non-performing assets                 $       7,394    $  12,102
   Non-performing assets to total assets          0.16 %       0.27 %
   General valuation allowance (GVA)     $      73,073    $  71,036
   GVA to assets with loss exposure *             1.73  %      1.71 %
   Loans sold with recourse              $     119,150    $ 141,578
   GVA for loans sold with recourse      $      12,824    $  12,824
   GVA to loans sold with recourse               10.76  %      9.06 %
   Modified loans (not impaired)         $       2,393    $     803
   Impaired loans, net                   $       3,441    $  10,311
   Allowance for impaired loans          $       1,850    $   1,850

Capital ratios:
   Tangible capital ratio                         6.96  %      5.95 %
   Core capital ratio                             6.96         5.95
   Risk-based capital ratio                      13.11        11.95
   Net worth to assets ratio                      7.39         6.28

Loan originations and purchases          $     299,771    $ 362,213
Net interest income                      $      34,177    $  32,152

* Primarily the Bank's loans receivable


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

                                               Quarter ended March 31,
                                                  2002        2001
                                               -----------  ----------
                                               (Dollars in thousands)
Selected ratios:
  Expense ratios:
    Efficiency ratio                                 41.94%      36.80%
    Expense-to-average-assets ratio                   1.32        1.13
  Return on average assets                            1.06        1.11
  Return on average equity                           14.92       17.97

Yields earned and rates paid:
  Average yield on loans and                          6.44%       8.22%
  mortgage-backed securities
  Average yield on investment portfolio**             2.55        5.82
  Average yield on all interest-earning               6.24        8.10
  assets**
  Average rate paid on deposits                       2.79        4.85
  Average rate paid on borrowings                     4.59        6.30
  Average rate paid on all interest-bearing           3.52        5.51
  liabilities
  Interest rate spread                                2.72        2.59
  Effective net spread                                2.89        2.81

Average balances:
  Average loans and mortgage-backed          $            $
  securities                                     4,219,538   4,078,319
  Average investments  ***                         227,636     198,208
                                               -----------  ----------
  Average interest-earning assets  ***           4,447,174   4,276,527
                                               -----------  ----------
  Average deposits                               2,526,068   2,224,330
  Average borrowings                             1,715,087   1,879,022
                                               -----------  ----------
  Average interest-bearing liabilities           4,241,155   4,103,352
                                               -----------  ----------
  Excess of interest-earning assets over     $     206,019$    173,175
  interest-bearing liabilities                 ===========  ==========



** Excludes FHLB stock dividends and other miscellaneous items.
*** Excludes FHLB stock.

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